EXHIBIT 32.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Link Scaffold Products North America, Inc. (the "Company") for the three months ended June 30, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, Eli Elbaz, Principal Accounting Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eli Elbaz
Eli Elbaz
Principal Accounting Officer

Date: October 18, 2010

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.